UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  September 7, 2007


                           Integrated BioPharma, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

       000-28876                                         22-2407475
(Commission File Number)                       (IRS Employer Identification No.)

             225 Long Avenue
          Hillside, New Jersey                                        07205
(Address of Principal Executive Offices)                           (Zip Code)

                                 (973) 926-0816
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

         (b) On September 7, 2007, Seymour Flug resigned as a member of the Board of Directors of Integrated BioPharma, Inc. ("Integrated BioPharma") and each of its subsidiaries. Mr. Flug was not a member of any committees of the board of directors and his resignation was not the result of a disagreement with management regarding the operations, policies or practices of Integrated BioPharma.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

           (d) Exhibits.

Exhibit No.   Description
17.1          Letter of resignation from Seymour Flug dated September 7, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          INTEGRATED BIOPHARMA, INC.


Date:  September 11, 2007                 By: /s/ Dina Masi
                                           ----------------
                                          Dina Masi
                                          Chief Financial Officer